UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 21, 2018

SL GREEN REALTY CORP.

SL GREEN OPERATING PARTNERSHIP, L.P.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13199	13-3956775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Delaware	33-167793-02	13-3960398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue New York, New York	10170
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 594-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

SL Green Realty Corp.	SL Green Operating Partnership, L.P.
Emerging growth company ☐	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act.

SL Green Realty Corp. ☐	SL Green Operating Partnership, L.P. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Extension of Andrew Mathias as President

On December 21, 2018, Andrew Mathias and SL Green Realty Corp. (the “Company”) agreed to extend Mr. Mathias’s term as President for an additional three years through December 31, 2021. Mr. Mathias’s current employment agreement will remain in effect until the effective date of the new employment agreement on January 1, 2019.

The following summarizes the material terms of the new agreement entered into by the Company and Mr. Mathias in connection with this extension:

Term:

Three years (1/1/19 — 12/31/21), with automatic renewals for successive one-year periods unless either party provides prior written notice of non-renewal. In the event that a Change-in-Control occurs within 18 months prior to the scheduled expiration of the term, Mr. Mathias may extend the term until the date that is 18 months after the Change-in-Control.

Base Salary:	$950,000 per year.

Formulaic Annual Cash Bonus:	Opportunity to earn 50-250% of base salary upon the achievement of specific goals established in advance by the Compensation Committee.

Annual Time-Based Awards:

Beginning in January 2020, Mr. Mathias will be eligible to receive an annual award of time-based LTIP units based on the Company’s performance during the prior year, with one-third of each award vesting on January 1st of each of the first three years following such award. The value of the award each year will be determined by the Compensation Committee based on its evaluation of Mr. Mathias’s performance during the prior year, provided that the amount for target performance will not be less than $3,500,000. Each award will provide for full acceleration upon a termination of Mr. Mathias’s employment without Cause or for Good Reason, whether during or after the term of the employment agreement, or upon Mr. Mathias’s resignation following expiration of the term.

Annual Performance- Based Awards:

Beginning in January 2019, Mr. Mathias will receive an annual award of performance-based LTIP units with a target value of $6,000,000.

As set forth below, earning of the performance-based LTIP units will be based one-half on operating performance over a one-year period (as modified by absolute TSR over a three-year period) and one-half on relative TSR performance over a three-year period (with linear interpolation applying between levels):

		Operating Performance over 1 Year (50% of Award)*
	Performance Level	Threshold	Target	Maximum
	Percentage Earned	50%	100%	200%

		Relative TSR over 3 Years (50% of Award)
	Performance Level	Threshold	Target	Maximum
	Percentage Earned	50%	100%	225%

	* Amount earned to be modified up or down by up to 12.5% of the amount otherwise earned based on absolute TSR over three years.

The specific hurdles will be determined by the Compensation Committee at the time of each award; provided that the absolute TSR modifier and relative TSR hurdles for the 2019 award are specified in the agreement.

Each award will provide that the LTIP units will remain outstanding following a termination of Mr. Mathias’s employment without Cause or for Good Reason, whether during or after the term of the employment agreement, or following Mr. Mathias’s resignation following expiration of the term. In addition, upon any termination for Good Reason or without Cause (including as a result of non-renewal by the Company) prior to the conclusion of a performance period, operating performance (but not relative performance) will be deemed to have been achieved at maximum, subject to the absolute TSR modifier, which will continue to apply in accordance with its terms.

In connection with a Change-in-Control prior the conclusion of any performance period, operating performance will be deemed to have been achieved at target performance and absolute and relative TSR performance will be determined based on actual, annualized performance through the date of the Change-in-Control.

Severance Benefits:

If Mr. Mathias’s employment is terminated by the Company without Cause (including upon non-renewal of the term by the Company) or by Mr. Mathias for Good Reason during the term, Mr. Mathias will be entitled to the following payments or benefits:

	Termination Without Change-in-Control	Termination in Connection with Change-in-Control

	• 1.5x the sum of base salary, formulaic bonus (assuming all criteria were achieved at maximum) and target value of annual time-based equity award (or 1x in the case of non-renewal of the term)	• 2.5x the sum of base salary, average annual bonus for prior two years and target value of annual time-based award

	• Pro-rata bonus and pro-rata portion of target value of annual time-based award for partial year	• Pro-rata bonus and pro-rata portion of target value of annual time-based award for partial year

	• Acceleration of all unvested equity awards (other than performance-based awards, which are governed by the terms described above)	• Acceleration of all unvested equity awards (other than performance-based awards, which are governed by the terms described above)

	• 18 months of benefit continuation payments	• 30 months of benefit continuation payments

Restrictive Covenants:

Mr. Mathias will not compete with the Company while employed (including after the end of the term of employment if employment continues) and until 12 months after termination of employment during the term (or 6 months after a termination in connection with or within 18 months after a Change-in-Control or a termination of employment upon or after the expiration of the term of employment). Mr. Mathias has also agreed to non-solicitation, non-disparagement and non-interference covenants.

In the event of a Change-in-Control, the employment agreement also provides for Mr. Mathias to receive a prorated cash bonus based on Mr. Mathias’s average annual bonus for the prior two years and the target value of his annual time-based equity award, which will offset any prorated bonus that Mr. Mathias would be entitled to receive upon termination in connection with the Change-in-Control, and, to the extent Mr. Mathias remains employed following the Change-in-Control and unless otherwise agreed, for cash compensation for future periods equal to Mr. Mathias’s cash bonus for the prior year and target amounts for all other cash and equity compensation in lieu of the compensation otherwise provided. The employment agreement also provides for certain payments and benefits if Mr. Mathias’s employment is terminated due to death or disability.

The terms Cause, Good Reason and Change-in-Control, as used above, are specifically defined in Mr. Mathias’s new employment agreement. The discussion above is qualified in its entirety by reference to the copy of the employment agreement by and between the Company and Mr. Mathias, which is being filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Extension of Andrew S. Levine as Chief Legal Officer and General Counsel

On December 21, 2018, Andrew S. Levine and the Company agreed to extend Mr. Levine’s term as Chief Legal Officer and General Counsel for an additional three years through January 1, 2022. Mr. Levine’s current employment agreement will remain in effect until the effective date of the new employment agreement on January 1, 2019.

The following summarizes the material terms of the new agreement entered into by the Company and Mr. Levine in connection with this extension:

Term:

Three years (1/1/19 — 1/1/22). In the event that a Change-in-Control occurs within 18 months prior to the scheduled expiration of the term, Mr. Levine may extend the term until the date that is 18 months after the Change-in-Control.

Base Salary:	$580,000 per year.

Annual Bonus:

May be awarded in amounts deemed appropriate by the Compensation Committee to reward Mr. Levine for job performance, which may be based on the achievement of specific goals established in advance by the Compensation Committee.

Annual Time-Based Awards:

Beginning in January 2019, Mr. Levine will be eligible to receive an annual award of time-based LTIP units based on the Company’s performance during the prior year, with an equal amount of each award vesting on each January 1st following such award during the remainder of the term of the employment agreement (i.e., awards made in January 2019, 2020 and 2021 will vest over approximately three years, two years and one year, respectively). The value of the award each year will be determined by the Compensation Committee based on its evaluation of Mr. Levine’s performance during the prior year, provided that the amount for target performance will not be less than $1,300,000. Each award will provide for full acceleration upon a termination of Mr. Levine’s employment without Cause or for Good Reason, whether during or after the term of the employment agreement, or upon Mr. Levine’s resignation following expiration of the term.

Severance Benefits:	If Mr. Levine’s employment is terminated by the Company without Cause or by Mr. Levine for Good Reason during the term, Mr. Levine will be entitled to the following payments or benefits:

	Termination Without Change-in-Control	Termination in Connection with Change-in-Control

	• The sum of base salary and average annual bonus for prior two years	• 2x the sum of base salary and average annual bonus for prior two years

	• The target value of the annual time-based equity awards to be granted in January 2020 and 2021, to the extent not yet granted	• The target value of the annual time-based equity awards to be granted in January 2020 and 2021, to the extent not yet granted

	• Pro-rata bonus for partial year	• Pro-rata bonus for partial year

	• Acceleration of all unvested equity awards (other than performance-based awards)	• Acceleration of all unvested equity awards (other than performance-based awards

	• 12 months of benefit continuation payments	• 24 months of benefit continuation payments

Restrictive Covenants:

Mr. Levine will not compete with the Company while employed (including after the end of the term of employment if employment continues) and until 6 months after termination of employment (unless such termination is upon or after the expiration of the term of employment, in which case the covenant not to compete will not extend beyond such termination). Mr. Levine has also agreed to non-solicitation, non-disparagement and non-interference covenants.

In the event of a Change-in-Control, the employment agreement also provides for Mr. Levine to receive a prorated cash bonus based on Mr. Levine’s average annual bonus for the prior two years, which will offset any prorated bonus that Mr. Levine would be entitled to receive upon termination in connection with the Change-in-Control, and, to the extent Mr. Levine remains employed following the Change-in-Control and unless otherwise agreed, for cash compensation for future periods equal to Mr. Levine’s annual bonus for the prior year and target amounts for all other cash and equity compensation in lieu of the compensation otherwise provided. The employment agreement also provides for certain payments and benefits if Mr. Levine’s employment is terminated due to death or disability.

The terms Cause, Good Reason and Change-in-Control, as used above, are specifically defined in Mr. Levine’s new employment agreement. The discussion above is qualified in its entirety by reference to the copy of the employment agreement by and between the Company and Mr. Levine, which is being filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Chairman Emeritus and Chairman

On December 21, 2018, the Company and Stephen L. Green, the Executive Chairman of the Company, entered into a chairman emeritus agreement in connection with Mr. Green’s previously announced retirement as Executive Chairman of the Company and transition into the role of Chairman Emeritus. As contemplated by the new employment agreement that the Company previously entered into with Marc Holliday, Mr. Holliday has been appointed to serve as the Chairman of the Board, in addition to his current position as Chief Executive Officer, as of January 17, 2019.

Under the chairman emeritus agreement, Mr. Green will provide services to the Company as Chairman Emeritus from January 17, 2019 until December 31, 2019, subject to successive one-year renewal periods. For these services, Mr. Green will receive a monthly retainer of $54,167, in addition to any fees to which Mr. Green is entitled as a non-employee director of the Company. The Company will also continue to provide Mr. Green with perquisites under the chairman emeritus agreement consistent with those he currently receives as Executive Chairman. In addition, Mr. Green will be entitled, to the extent eligible, to continue to participate in the Company’s group health insurance at the expense of the Company or, if Mr. Green is not eligible, monthly cash payments equal to the amount payable by Mr. Green under COBRA for continued participation in the Company’s group health insurance under COBRA. Pursuant to the chairman emeritus agreement, the Company and Mr. Green mutually acknowledged that the term of Mr. Green’s current employment agreement will not be renewed and will expire on December 31, 2018. As a result, Mr. Green will cease to serve as an executive officer of the Company as of such date.

The discussion above is qualified in its entirety by reference to the copy of the chairman emeritus agreement by and between the Company and Mr. Green, which is being filed with this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 21, 2018, the Board of Directors (the “Board”) of the Company amended and restated the Company’s Bylaws (as so amended and restated, the “Bylaws”) to permit the Company’s stockholders to alter or amend the Bylaws or to adopt new bylaws.

Specifically, Article XIV of the Bylaws permits the stockholders of the Company to alter or amend the Bylaws or to adopt new bylaws by the affirmative vote of a majority of all the votes entitled to be cast on the matter. The Board also has the ability to alter or amend the Bylaws or to adopt new bylaws.

The foregoing description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is included as Exhibit 3.1 to this report and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits

3.1	Fifth Amended and Restated Bylaws of the Company, effective as of December 21, 2018.
10.1	Amended and Restated Employment and Noncompetition Agreement, dated as of December 21, 2018, by and between SL Green Realty Corp. and Andrew Mathias.
10.2	Amended and Restated Employment and Noncompetition Agreement, dated as of December 21, 2018, by and between SL Green Realty Corp. and Andrew Levine.
10.3	Chairman Emeritus Agreement, dated as of December 21, 2018, by and between SL Green Realty Corp. and Stephen L. Green.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SL GREEN REALTY CORP.

By:	/s/ Andrew S. Levine
Name:	Andrew S. Levine
Title:	Executive Vice President, Chief Legal Officer and General Counsel

SL GREEN OPERATING PARTNERSHIP, L.P.

By: SL GREEN REALTY CORP., its general partner

	By:	/s/ Andrew S. Levine
	Name:	Andrew S. Levine
	Title:	Executive Vice President, Chief Legal Officer and General Counsel

Date: December 28, 2018